D.A. Davidson 5th Annual Consumer Growth Conference From the Frontline Series: “We Explore the Halo Elevate Launch” March 10, 2022

2 Safe Harbor This presentation regarding Better Choice Company, Inc. (“the Company”, “Better Choice”, “BTTR”, “we”, “us” or “our”) is strictly confidential and is for you to familiarize yourself with the Company. This presentation contains information, statements, beliefs and opinions which are forward-looking, and which reflect current estimates, expectations and projections about future events, referred to herein and which constitute “forward-looking statements” or “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this document, regarding our strategy, future operations, financial position, prospects, plans and objectives of management are forward-looking statements. Statements containing the words “could”, “believe”, “expect”, “intend”, “should”, “seek”, “anticipate”, “will”, “positioned”, “project”, “risk”, “plan”, “may”, “estimate” or, in each case, their negative and words of similar meaning are intended to identify forward-looking statements. By their nature, forward-looking statements involve a number of known and unknown risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond the Company’s control, concerning, among other things, the Company’s anticipated business strategies, anticipated trends in the Company’s business and anticipated market share, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. In addition, even if the outcome and financial effects of the plans and events described herein are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. Although the Company has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking information, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. Forward-looking information contained in this presentation is based on the Company’s current estimates, expectations and projections, which the Company believes are reasonable as of the current date. The Company can give no assurance that these estimates, expectations and projections will prove to have been correct. Given these uncertainties, you should not place undue reliance on these forward-looking statements. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law. You are also reminded that during this presentation, certain non-GAAP financial measures, such as Adjusted EBITDA, may be discussed. These measure should not be considered an alternative to net income, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). These measures are not necessarily comparable to a similarly titled measure of another company. Please refer to our reconciliations of these discussed figures with the most comparable GAAP measures. The known risks, uncertainties and factors are described in detail under the caption “Risk Factors” in documents the Company has filed with the Securities and Exchange Commission (the “SEC”). that are incorporated by reference in this presentation. Certain information contained in this presentation may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accuracy of, and has not independently verified, such information. All trademarks, service marks, and trade names appearing in this presentation are the property of their respective holders.

Millennials are the future 76% own a pet #1 #1 in share of total pet ownership in share of total pet spending 3

4Source: Mintel August 2020; Ask Suzy May 2021. Digestion – 65% Immunity – 55% Heart Support – 51% Skin & Coat – 51% Hip & Joint – 48% Strength & Energy – 41% Top Health Benefit Needs: Want to know the origin of their pet food ingredients Are more likely to buy if a brand provides inclusion % of ingredients Want to know the inclusion amount of the ingredients 73% 82% 85% Top Nutrition Trust & Confidence We know what they are looking for

Developed By ExpertsLeading Nutrition Full Transparency Natural, Science-Based Nutrition For Optimal Health 5 Vet & Nutrition Experts

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Guaranteed Nutrition Stella & Chewy’s Open Farm Fromm Nulo Merrick Full Source Halo Elevate Honest Kitchen Wellness Blue Life Protection Pro Plan Hills Science Diet Protein % 28% 26% 27% 35% 26% 31-32% 24% 24% 24% 26% 21% % of Protein from Animal Sources 90% 83-90% 85% 90% Top 3 Ingredients Animal Proteins Chicken Chicken Meal Oatmeal Chicken Oats Whitefish Meal Beef Beef Broth Lamb Meal Deboned Duck Deboned Turkey Turkey Meal Deboned Lamb Lamb Meal Brown Rice Deboned Chicken Chicken Meal Salmon Meal Chicken Oats Barley Deboned Chicken Chicken Meal Oatmeal Deboned Chicken Chicken Meal Brown Rice Lamb Oat Meal Barley Chicken Brewer’s Rice Chicken Meal Probiotics (M CFU) 80 610 20 20 600 Omega 3 0.3% 0.4% 0.6% 0.3% 1% 0.05% 0.6% 0.5% 0.7% Omega 6 3.5% 1.25% 3.0% 3% 4% 3.5% 2.4% 3.0% 1.5% 3.0% Glucosamine 800 1,200 1,500 250 400 ppm Chondroitin 800 1,200 1,500 200 Taurine 0.2% 0.2% 0.2% 0.17% 0.25% 0.15% 0.09% Not On DCM List Independent Brands National & Science Brands Elevate is well positioned vs. leading natural brands 7 Source: Guaranteed nutrition analysis based on publicly available information disclosed by each reference brand. Brand groupings and reference nutritional categories selected by Better Choice company management.

We believe “Fresh” food falls short in key nutrients




BEEF MASH


Halo
elevate

JustFood
ForDogs


Food
for
Dogs


	Farmer’s Dog	Pet Plate	Nomnom	Jinx	Halo Elevate	Just Food For Dogs	Open Farm Gently Cooked	Sundays	FreshPet
Cost / Day Based on 40lb Dog	$3.32	$3.21	$6.91	$1.96	$1.93	$6.77	$12.67	$3.75	$2.79
Cost Per Day With Supplements	$7.94	$8.72	$13.16	$3.87	$1.93	$11.56	$20.65	$5.24	$6.71
Cost Per 30 Days on 40lb Dog	$238	$262	$395	$116	$58	$347	$619	$157	$201
Cost Per Year on 40lb Dog	$2,900	$3,182	$4,803	$1,413	$704	$4,221	$7,536	$1,914	$2,449
Annual Feeding Cost Savings	$2,196	$2,478	$4,099	$709	$	$3,517	$6,832	$1,210	$1,745

Probiotics = 610 mm (CFU's)
Omega 3 = 1.0%
Omega 6 = 4.0%
Glucosamine = 1,500
Chondroitin = 1,500

Taurine & Vitamin E Calculated assuming AAFCO minimums

Assumptions

Farmer's Dog is wet food and based on grams per serving. Food designed for 16 lb Sheltie at 304 Kcal/day for $1.67/day and converted to 40 lbs for 605 kcal/day.
Pet Plate is wet food and based on grams per serving. Food designed for 40lb dog at 640 kcal/day for $3.21/day. Daily serving of 1 lb (454 grams).
Nomnom feeding amount based on reported kcal/cup and daily ME requirement of 640 as reported by competitor.
Jinx is dry kibble.
Just Food for Dogs is wet but has feeding guidelines in cups and kcal per day.
Open Farm ME and servings are based on 16 oz pouches.
Sundays is dry food. Feeding amount assumed based on similar kcal per daily serving.
FreshPet is a moist food (64% moisture) but feeding amount is given in cups per day.

Supplement Info

#1 - Lambert Kay Linatone Shed Relief Plus Dog and Cat Skin and Coat Liquid Supplement – Cost = $30.98

#2 - YuMOVE Chews | Hip and Joint Supplement for Dogs with Glucosamine, Chondroitin, Hyaluronic Acid, Green Lipped Mussel | 60 Chews - Glucosamine 750mg. Chondrotin 450mg. Cost = $44.97

#3 - Animal Essentials Plant Enzyme & Probiotic Supplement - Cost = $26.97

Recipe Formulation Recipe FormulationRecipe Formulation Recipe Formulation Ingredient Sourcing Production Location  Made in the U.S.A.  8.1 Safe Quality Food Certification  100% traceable ingredients  Location each ingredient is sourced  Purpose of each ingredient  Protein contribution %  Source of protein  % inclusion of top 10 ingredients Elevate is a leader in transparency 9 Unmatched transparency

10 Our wet food is also super premium

11 A strong portfolio for all need states Elevate Dry: 29 Total Recipes Life Stages Puppy, Adult, All Life Stages Breed Size Small Breed, Large Breed Product Structure Healthy Grains & Grain Free Elevate Wet: 10 Total Recipes Bone-In 3 Recipes Chunky 4 Recipes BBQ 3 Recipes

12 The 2022 pet specialty launch is underway Estimated 2022 Store Count1 Over 1,000 stores2 Over 600 stores3 Target: 500+ stores Estimated 2022 Distribution Points1 Over 40,0002 Over 27,0003 Target: Over 18,000+ Additional Retailer Support1 Best Choice Brand Preferred Brand Independent Exclusive 1. Company estimate as of March 10, 2022. Estimated store counts based on customer communications received to date. 2. Represents increase from November 2021 estimate of 900 stores. 3. Represents Increase from November 2021 estimate of 560 stores.

Our creative will stand out from the pack

The World’s Best Food For The World’s Best Kids

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